EXHIBIT 32

  Certification of Principal Executive and Principal Financial Officer pursuant to 18 U.S.C. Section 1350

         I hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-QSB of Cecil Bancorp, Inc. ("Bancorp") for the quarterly period ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

By: /s/ Mary B. Halsey                                         November  5, 2003
   ----------------------------------------------------------  -----------------
    Mary B. Halsey                                                     Date
    President and Chief Executive Officer
    (Principal Executive Officer and Principal Financial Officer)


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